UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 15, 2025

GCT Semiconductor Holding, Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-41013
(Commission File Number)

Delaware	86-2171699
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2290 North 1st Street, Suite 201
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 434-6040
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GCTS	NYSE
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	GCTS.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2025, GCT Semiconductor Holding, Inc. (the “Company”) entered into a Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”) with Indigo Capital LP (the “Purchaser”), pursuant to which the Company may issue and sell to the Purchaser convertible promissory notes (the “Convertible Notes”) in an aggregate principal amount of up to $20,000,000.

Under the Purchase Agreement, the Purchaser will provide an initial $1,000,000 advance, with additional advances of up to $1,000,000 each available at the Company’s request, subject to specified conditions. The Convertible Notes will be issued at a 7% original issue discount, will mature 24 months after issuance, and will not bear interest. The Convertible Notes are convertible into shares of the Company’s common stock at a price equal to 90% of the average volume weighted average price of the three trading days prior to conversion, subject to customary beneficial ownership and stock exchange limitations.

The Convertible Notes, together with the shares of common stock issuable upon conversion thereof, are registered for issuance and resale under the Company’s Registration Statement on Form S-3 (File No. 333-286316).

The Company may redeem all or a portion of the Convertible Notes after 12 months from issuance, subject to applicable redemption premiums. The Company is also required to maintain an effective registration statement covering the resale of the shares issuable upon conversion of the Convertible Notes and to reserve sufficient shares for such conversions.

Under the Purchase Agreement, the Company has full control over the timing and amount of capital it wishes to raise by selling convertible notes to the Purchaser. Once this debt facility is put in place, the Company has no obligation to sell any notes, and will only issue a put request to sell notes at the right time after considering relevant factors, including at a time when its stock price reaches an optimal level.  Accordingly, this debt facility provides with the Company with significant flexibility in its financing plans, while minimizing or eliminating dilution to existing stockholders.

The foregoing description of the Purchase Agreement and the Convertible Notes is qualified in its entirety by reference to the Purchase Agreement and the form of the Convertible Notes, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Convertible Notes and the Company’s obligations thereunder is incorporated herein by reference. The Company incurred the obligations under the Convertible Notes upon execution of the Purchase Agreement on December 15, 2025.

Cautionary Note Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: the ability of the Company to develop its 5G products and generate revenue; the ability to enter into and meet the obligations under partnership and collaboration agreements; the ability of the Company to grow and manage growth profitability and retain its key employees; the Company's financial and business performance, including the Company's financial projections and business metrics; changes in the Company's strategy, future operations, financial position, estimated revenues and losses, forecasts, projected costs, prospects and plans; the Company's inability to anticipate the future market demands and future needs of its customers; the impact of component shortages, suppliers' lack of production capacity, natural disasters or pandemics on the Company's sourcing operations and supply chain; the Company's future capital requirements and sources and uses of cash; the ability to implement business plans, forecasts, and other expectations, including the growth of the 5G market; the risk that the Company may not be able to repay its debt; the risk of economic downturns that affects the Company's business operation and financial performance; the risk that the Company may not be able to develop and design its products acceptable to its customers; actual or potential conflicts of interest of the Company's management with its public stockholders; macroeconomic conditions, including market conditions, global and economic conditions, labor disputes, inflationary impacts, and disruptions to the global supply chain; the imposition of duties and tariffs and other trade barriers and retaliatory countermeasures implemented by the U.S. and other governments; and other risks and uncertainties indicated from time to time in Company’s filings with the Securities and Exchange Commission (“SEC”), including the annual report on Form 10-K, and quarterly reports on Form 10-Q, and those disclosures under the "Risk Factors" section therein. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
4.1	Form of Convertible Promissory Notes issued to Indigo Capital LP.
5.1	Opinion of Morgan, Lewis & Bockius LLP
10.1	Convertible Promissory Note Purchase Agreement, dated as of December 15, 2025, by and between GCT Semiconductor Holding, Inc. and Indigo Capital LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCT SEMICONDUCTOR HOLDING, INC.

December 15, 2025	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer